UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2024 (May 3, 2024)

Investcorp Europe Acquisition Corp I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41161	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Century Yard, Cricket Square Elgin Avenue P.O. Box 1111, George Town Grand Cayman, Cayman Islands	KY1-1102
(Address of principal executive offices)	(Zip Code)

+1 (345) 949-5122

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	IVCBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IVCB	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IVCBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Third Amendment to Business Combination Agreement

As previously disclosed by Investcorp Europe Acquisition Corp I, a Cayman Islands exempted company incorporated with limited liability (the “Company”), under Item 1.01 of its Current Report on Form 8-K filed on April 26, 2023, the Company entered into a business combination agreement, dated April 25, 2023 (the “Original Business Combination Agreement”), with OpSec Holdings, a Cayman Islands exempted company with limited liability (“Pubco”), Opal Merger Sub I, a Cayman Islands exempted company incorporated with limited liability and wholly-owned subsidiary of Pubco, Opal Merger Sub II, a Cayman Islands exempted company incorporated with limited liability and wholly-owned Subsidiary of Pubco, Orca Holdings Limited, a Cayman Islands exempted company incorporated with limited liability (“OpSec”), Orca Midco Limited, a private limited company incorporated under the Laws of England and Wales (“Orca Midco”), Orca Bidco Limited, a private limited company incorporated under the Laws of England and Wales and a subsidiary of OpSec (“Orca Bidco”), Investcorp Technology Secondary Fund 2018, L.P., a Cayman Islands exempted limited partnership (“ITSF”), and Mill Reef Capital Fund ScS, a limited partnership (société en commandite simple) organized under the laws of Luxembourg (“Mill Reef”, and together with ITSF, the “OpSec Shareholders”), which Original Business Combination Agreement was amended by that certain First Amendment to the Business Combination Agreement, dated as of December 14, 2023 (the “First BCA Amendment”) with Pubco, OpSec and the OpSec Shareholders, which First BCA Amendment was previously disclosed by the Company under Item 1.01 of its Current Report on Form 8-K filed on December 14, 2023, and further amended by that certain Second Amendment to the Business Combination Agreement, dated as of March 10, 2024 (the “Second BCA Amendment”) with Pubco, OpSec and the OpSec Shareholders, which Second BCA Amendment was previously disclosed by the Company under Item 1.01 of its Current Report on Form 8-K filed on March 11, 2024. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Business Combination Agreement.

On May 3, 2024, the Company entered into that certain Third Amendment to the Business Combination Agreement (the “Third BCA Amendment” and, the Original Business Combination Agreement, as amended by the First BCA Amendment, the Second BCA Amendment and the Third BCA Amendment, the “Business Combination Agreement”) with Pubco, OpSec and the OpSec Shareholders. The Third BCA Amendment provides, among other things, that: (a) the Purchase Price for the sale of all of the issued and outstanding equity securities of Orca Bidco to CA-MC Acquisition UK Ltd. (the “Divestiture”) that will be deposited into a third-party escrow account (the “Divestiture Proceeds Escrow Account”) if the Divestiture is consummated prior to the Second Merger Closing will be reduced by certain fees, costs and expenses as set forth on Schedule IX of the Business Combination Agreement (the “Specified Transaction Expenses”); (b) concurrently with or promptly following the consummation of the Divestiture, the Specified Transaction Expenses shall be paid to the payees in the amounts set forth on Schedule IX of the Business Combination Agreement, and, if the Share Contribution is consummated, such advance of the Specified Transaction Expenses shall be treated as a partial payment by Orca Midco of Pubco’s obligation to bear the Expenses of the Target Companies in accordance with the terms of the Business Combination Agreement; (c) promptly following the consummation of the Divestiture, Pubco, Orca Midco and the Company shall instruct the Escrow Agent to release from the Divestiture Proceeds Escrow Account to the Company (or such other person as the Company directs) an amount equal to $7,800,000 in connection with the settlement of the Company’s Expenses (the “Specified Company Transaction Expenses”), and, if the Share Contribution is consummated, such advance of the Specified Company Transaction Expenses shall be treated as a partial payment by Orca Midco of Pubco’s obligation to bear the Company’s Expenses in accordance with the terms of the Business Combination Agreement; (d) Orca Midco shall have the right to receive an advance from the funds held in the Divestiture Proceeds Escrow Account in an amount equal to (i) the First Distribution Amount of $3,000,000 if the Second Merger Closing has not occurred prior to May 28, 2024 and (ii) the Second Distribution Amount of $73,800,000 less the First Distribution Amount to the extent the First Distribution Amount has been released to Orca Midco prior to the release of the Second Distribution Amount to Orca Midco pursuant to and in accordance with the terms of the Business Combination Agreement, if the Second Merger Closing has not occurred prior to August 26, 2024; (e) in the event that the Special Committee has determined in good faith, after consultation with its outside legal counsel and other advisors, that the consummation of the Transactions following the consummation of the Divestiture is not in the best interests of the Company and the Company’s shareholders holding SPAC Class A Shares (other than Sponsor) in accordance with the Cayman Companies Act, the Company shall have the right to terminate the Business Combination Agreement during the period following the consummation of the Divestiture and ending on and including August 10, 2024; (f) (i) upon a termination of the

Business Combination Agreement by the Company or OpSec due to the failure of the Transactions to be consummated by the Outside Date or (ii) upon a termination of the Business Combination Agreement by the Company or OpSec due to a governmental order that permanently prohibits the consummation of the Transactions, the Termination Amount payable to the Company shall be $30,000,000 so long as written notice of such termination is provided during the period following the Divestiture Closing and ending on and including August 10, 2024; and (g) the Termination Amount to be paid by Orca Midco to the Company upon certain terminations of the Business Combination Agreement shall be reduced by the amount of the Specified Company Transaction Expenses plus notional interest accruing daily from the date the Specified Company Transaction Expenses are advanced to the Company (or such other person as the Company directs) up to and including the date of termination of the Business Combination Agreement at a rate of 8% per annum.

A copy of the Third BCA Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Third BCA Amendment is qualified in its entirety by reference thereto.

Additional Information and Where to Find It

In connection with the Transactions, Pubco has filed with the U.S. Securities and Exchange Commission a registration statement on Form F-4 (Registration No. 333-275706) (the “Registration Statement”), which includes a proxy statement/prospectus and other relevant documents, which will be both the proxy statement to be distributed to the Company’s shareholders in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the proposed business combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of Pubco to be issued in connection with the business combination. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTIONS THAT PUBCO AND THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Shareholders and investors may obtain free copies of the proxy statement/prospectus and other relevant materials and other documents filed by Pubco and the Company at the SEC’s website at www.sec.gov. Copies of the proxy statement/prospectus and the filings incorporated by reference therein may also be obtained, without charge, on the Company’s website at www.investcorpspac.com or by directing a request to: Investcorp Europe Holdings Acquisition Corporation, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman, Cayman Islands KY1-1102, Attention: Chief Executive Officer.

Participants in Solicitation

Each of Pubco, the Company, OpSec and Zacco and their respective directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding the Company’s directors and executive officers, Pubco, OpSec, Zacco and the other participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Registration Statement and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, OpSec, Pubco or Zacco, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s, OpSec’s, Zacco’s or Pubco’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “could”, “should”, “expect”, “intend”, “might”, “will”, “estimate”, “anticipate”, “believe”, “budget”, “forecast”, “intend”, “plan”, “potential”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, OpSec and its management and Zacco and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. None of Pubco, the Company, OpSec or Zacco undertakes any duty to update these forward-looking statements.

Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the proposed Transactions, including the risks that (a) the proposed Transactions or the Divestiture may not be consummated within the anticipated time period, or at all; (b) the Company may fail to obtain stockholder approval of the proposed Transactions; (c) the parties may fail to secure required regulatory approvals under applicable laws; and (d) other conditions to the consummation of the proposed Transactions under the Business Combination Agreement may not be satisfied; (2) the effects that any termination of the Business Combination Agreement may have on the Company, OpSec, Zacco or their respective businesses, including the risks that the Company’s share price may decline significantly if the proposed Transactions are not completed; (3) the risk that Zacco may not be successful as a stand-alone public company; (4) the effects that the announcement or pendency of the proposed Transactions may have on OpSec, Zacco or their respective businesses, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer or (b) Pubco’s, the Company’s, OpSec’s or Zacco’s current plans and operations may be disrupted; (5) the inability to recognize the anticipated benefits of the proposed Transactions; (6) unexpected costs resulting from the proposed Transactions; (7) changes in general economic conditions; (8) regulatory conditions and developments; (9) changes in applicable laws or regulations; (10) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed Transactions and instituted against Pubco, the Company, OpSec, Zacco and others; and (11) other risks and uncertainties indicated from time to time in the registration and proxy statement relating to the proposed Transactions, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC.

The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in the Company’s most recent filings with the SEC and in the Registration Statement. All subsequent written and oral forward-looking statements concerning the Company, OpSec, Zacco or Pubco, the Transactions described herein or other matters attributable to the Company, OpSec, Zacco, Pubco or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of the Company, OpSec, Zacco and Pubco expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Third Amendment to the Business Combination Agreement, dated as of May 3, 2024, by and among Investcorp Europe Acquisition Corp I, OpSec Holdings, Orca Holdings Limited, Investcorp Technology Secondary Fund 2018, L.P., and Mill Reef Capital Fund SCS.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain of the schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investcorp Europe Acquisition Corp I

Date: May 7, 2024	By:	/s/ Craig Sinfield-Hain
	Name:	Craig Sinfield-Hain
	Title:	Chief Financial Officer